                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 1999

[MORNINGSTAR RATINGS LOGO]

SEEKING GROWTH OF CAPITAL THROUGH DIVERSIFICATION OF INVESTMENT
SECURITIES HAVING POTENTIAL FOR CAPITAL APPRECIATION

KEMPER GROWTH FUND

   "... At points during the fiscal year, our strategy fell out of favor, but we stayed the course. We were glad we did, as the market reversed and rewarded our discipline. ..."

                                                             [KEMPER FUNDS LOGO]

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
10
INDUSTRY SECTORS
11
LARGEST HOLDINGS
12
PORTFOLIO OF INVESTMENTS
15
FINANCIAL STATEMENTS
17
NOTES TO
FINANCIAL STATEMENTS
21
FINANCIAL HIGHLIGHTS
23
REPORT OF
INDEPENDENT AUDITORS

At A GLANCE



KEMPER GROWTH FUND
TOTAL RETURNS
FOR THE YEAR ENDED SEPTEMBER 30, 1999 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]

KEMPER GROWTH FUND CLASS A                        35.29%
--------------------------
KEMPER GROWTH FUND CLASS B                        33.77%
--------------------------
KEMPER GROWTH FUND CLASS C                        34.19%
--------------------------
LIPPER LARGE-CAP GROWTH
FUNDS CATEGORY AVERAGE*                           37.86%
--------------------------



RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

   *LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE. THE FUND IS COMPARED WITH THE LIPPER LARGE-CAP GROWTH FUNDS CATEGORY.

-------------------------------------------------------------------------------
 NET ASSET VALUE
-------------------------------------------------------------------------------

                                     AS OF     AS OF
                                    9/30/99   9/30/98
-------------------------------------------------------------------------------
    KEMPER GROWTH FUND CLASS A       $15.79    $11.72
-------------------------------------------------------------------------------
    KEMPER GROWTH FUND CLASS B       $14.69    $11.03
-------------------------------------------------------------------------------
    KEMPER GROWTH FUND CLASS C       $14.87    $11.13
-------------------------------------------------------------------------------

 KEMPER GROWTH FUND
 RANKINGS AS OF 9/30/99

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER LARGE-CAP GROWTH FUNDS CATEGORY*

                       CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------
    1-YEAR             #156 of    #183 of    #174 of
                      331 funds  331 funds  331 funds
-------------------------------------------------------------------------------
    5-YEAR             #128 of    #130 of    #129 of
                      130 funds  130 funds  130 funds
-------------------------------------------------------------------------------
    10-YEAR            #42 of       N/A        N/A
                      45 funds
-------------------------------------------------------------------------------
    15-YEAR            #28 of       N/A        N/A
                      28 funds
-------------------------------------------------------------------------------
    20-YEAR            #15 of       N/A        N/A
                      21 funds
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 DIVIDEND REVIEW
-------------------------------------------------------------------------------

 DURING THE YEAR ENDED SEPTEMBER 30, 1999, KEMPER GROWTH FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                            CLASS A  CLASS B  CLASS C
-------------------------------------------------------------------------------
    LONG-TERM CAPITAL GAIN   $0.06    $0.06    $0.06
-------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX


[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL (312)
BOX] 696-6000. The Morningstar Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER GROWTH FUND IN THE LARGE-CAP GROWTH
                           CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

BENCHMARK A gauge of relative performance, often a broad market index. A fund may evaluate its performance against how well its benchmark performed. Kemper Growth Fund's benchmark is the Russell 1000 Growth Index. A fund may also benchmark its performance against funds of a similar style -- for instance, large-cap growth funds.

CAPITALIZATION/MARKET CAPITALIZATION A measure of the size of a company that offers publicly traded stock, as determined by multiplying the current share price by the number of shares outstanding.

CYCLICAL STOCK A stock that carries a higher degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly; in decelerating economies, they tend to decline quickly. Cyclical stocks include industrial machinery, paper and forestry, automobiles and construction.

GROWTH STOCKS Stocks in companies that are expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because growth stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

  Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.
  Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.
  First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers are buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.
  As for tight labor markets, the traditional economic view is that tight labor markets -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?
  To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.
  Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.
  Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.
  Supporting our theory are two distinct and important sets of data which were released in late October: The Bureau of Economic Analysis (BEA) released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics
(BLS) released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.
  GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.
  At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)
  In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.
  These figures tell us that the Fed won't have inflation as an excuse to raise interest rates for a third time this year when it meets on Nov. 16 to decide whether to raise key interest rates for the third time this year.
  But more importantly, if these numbers prove anything, it's that conventional wisdom that growth causes inflation should be turned on its head. The Fed, in deciding to

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (10/31/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate 1                          6.1                    5.2                    4.5                   6.0
Prime rate 2                                     8.25                   7.75                   8.25                  8.5
Inflation rate 3*                                2.6                    1.8                    1.4                   2.2
The U.S. dollar 4                               -0.9                   -0.5                    1.1                   7.6
Capital goods orders 5*                          5.25                   5.5                    8.6                   4.6
Industrial production 5*                         2.4                    2.0                    2.65                  6.1
Employment growth 6                              2.2                    2.3                    2.4                   2.7

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 9/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



target growth itself, wants the country to slow down to prevent an inflation outbreak. This is a dangerous game. If it succeeds in slowing growth, inflation could easily disappear or turn into deflation. Real rates that are already high would turn punitive. Credit quality would deteriorate rudely. Only rapid growth can ensure that companies and consumers can continue to pay their bills.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF OCTOBER 28, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[MALTER PHOTO]

VALERIE F. MALTER IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND CO-LEAD PORTFOLIO MANAGER OF KEMPER GROWTH FUND. SHE IS A CHARTERED FINANCIAL ANALYST WITH MORE THAN 10 YEARS OF INVESTMENT INDUSTRY EXPERIENCE.
[FRAISE PHOTO]
GEORGE P. FRAISE IS A SENIOR VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND CO-LEAD PORTFOLIO MANAGER OF KEMPER GROWTH FUND. HE CONTRIBUTES MORE THAN 10 YEARS OF INVESTMENT INDUSTRY EXPERIENCE.
MALTER AND FRAISE ARE SUPPORTED BY SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS AND TRADERS.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DURING A CHOPPY AND ROTATIONAL MARKET, KEMPER
GROWTH FUND STAYED ON COURSE. BELOW, CO-LEAD
PORTFOLIO MANAGERS VALERIE MALTER AND GEORGE FRAISE
DISCUSS THE OVERALL MARKET CLIMATE AND HOW THEY
USED THEIR DISCIPLINED, QUALITY-FOCUSED INVESTMENT
PHILOSOPHY TO STEER THE FUND TO A SOLID ONE-YEAR
RETURN.

Q     FOR THE ONE-YEAR PERIOD ENDING SEPTEMBER 30, 1999, KEMPER GROWTH FUND
EARNED 35.29 PERCENT (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGES). WILL YOU PUT THIS RETURN INTO CONTEXT FOR US?

A     In absolute terms, we're pleased with the fund's gain. After all, over the past 20 calendar years, stocks have earned, on average, about 18 percent per year. Within this longer-term context, the fund's one-year return is very strong.

  The fund also performed a bit better than its benchmark for the one-year period, the Russell 1000 Growth Index, which gained 34.85 percent during the same period. In addition, the fund performed closely in line with the Lipper Large-Cap Growth Funds category average of 37.86 percent.

Q     BEFORE YOU TELL US MORE ABOUT THE FUND AND HOW IT PERFORMED DURING THE
FISCAL YEAR, COULD YOU PROVIDE AN OVERVIEW OF THE OVERALL MARKET CLIMATE?

A     Volatility continued to be a principal theme. Also, the markets were both narrow and rotational. By NARROW, we mean that most of the returns were earned by a handful of stocks. By ROTATIONAL, we mean that the types of stocks that thrived shifted, at times dramatically. For instance, growth stocks and cyclically oriented value stocks alternated the lead, as did large-capitalization and small-capitalization stocks.

  The fund's fiscal year began against a backdrop of uncertainty. The Russian debt default of August 1998 and ensuing market correction were still fresh in investors' minds. Nonetheless, in short order, the crisis climate abated. The domestic economy percolated at a slow and steady rate, and the general tone was one of cautious optimism: consumer confidence was robust, and corporate profits remained steady. Interest rates, inflationary pressure and unemployment were low. But, the volatility of the recent months made investors less willing to invest in value-oriented or small companies. Instead, investors gravitated to "household-name" companies, and large-cap, domestic growth stocks flourished. Excitement about the Internet and electronic commerce fueled a rally in technology stocks, while media and retail stocks also performed briskly.

  Although many of the same macroeconomic trends continued, the direction of the stock market changed in the spring of 1999. Small-cap stocks significantly outperformed large-cap stocks, and cyclically (see Terms To Know on page 2) oriented value stocks outperformed growth stocks. Moreover, the market seemed to turn a blind eye to fundamentals: lower-quality companies were rewarded over higher-quality ones. And the Federal Reserve's interest-rate hike contributed to a less hospitable climate for large-cap growth investing.

  In the final months of the fiscal year, the market changed course

PERFORMANCE UPDATE

once again. Growth stocks rebounded, large-cap stocks outperformed small caps, and investors began taking a renewed interest in fundamentals. Higher-quality stocks took the lead, and the momentum of many lower-quality stocks burned out. In particular, media and technology stocks continued to chug along, while consumer staples struggled.

Q     PLEASE SUMMARIZE YOUR INVESTMENT PHILOSOPHY.

A     We apply a pure-growth investment discipline to large-company, domestic growth stocks. Our investment philosophy is anchored by the conviction that, over time, companies with strong franchises, skilled management and sustainable, consistent earnings growth can produce superior long-term returns.

Q     THE FUND'S TOP 10 HOLDINGS INCLUDE EIGHT OF THE SAME COMPANIES THAT WERE
INCLUDED AT THE SEMIANNUAL MARK. HOW DOES THIS FACT FIT INTO YOUR OVERALL INVESTMENT STRATEGY?

A     Clearly, we're buy-and-hold investors. We don't take buying and selling decisions lightly. Before we buy a stock, we must believe in its long-term merits. To do this, we evaluate each stock, using rigorous proprietary fundamental research supplemented by quantitative measures. Once we've purchased a stock, we're not going to sell it because of short-term nonfundamental price changes.

  We don't believe that constantly shifting the portfolio serves our shareholders. After all, trading incurs costs, and shareholders have every right to expect us to run a tight ship. We believe it is our job to make thoughtful decisions that can stand the test of time.



Q     AS PART OF YOUR ANALYTICAL PROCESS, YOU CLASSIFY STOCKS INTO THREE GROUPS:
STABLE GROWTH, ACCELERATING GROWTH AND SPECIAL SITUATIONS. COULD YOU TELL US MORE ABOUT THIS PROCESS, INCLUDING EXAMPLES OF EACH TYPE OF STOCK?


A     STABLE GROWTH The majority of the fund's holdings are what we classify as stable-growth stocks. Currently, these "steady Eddies" make-up about 88 percent of the portfolio. Stable-growth stocks are characterized by excellent management, strong franchises, consistent and stable earnings growth and dominant, growing market shares.

  Home Depot is a classic example of a stable-growth company. Management has demonstrated the ability to steer the company through a variety of economic environments. Home Depot has delivered consistently strong operating margins and revenue growth over the past decade. Home Depot's large size gives it pricing power over its suppliers, and the company has displayed a willingness to pass along these savings to customers, building market share along the way. It's the sort of virtuous circle that we like to see. We've also been impressed with Home Depot's smart e-commerce strategy. In short, the company scores high on all of our analytical criteria.

  ACCELERATING GROWTH Accelerating-growth stocks make up the second component of the portfolio. We'll invest up to a quarter of the portfolio in accelerating growers. Currently, the fund holds about nine percent of its assets in these companies. Here, we're looking for good prospects for earnings breakouts. But because quality always matters to us, we also must see earnings momentum, highly capable management and strong franchises.

  Qualcomm, a leading provider of cellular handsets, is a good example of an accelerating-growth company. You may not hear the Qualcomm name frequently, but the company presents outstanding growth prospects. In addition to accelerating revenue and an excellent business model, Qualcomm offers a consistent record of upward earnings surprises. What's more, Qualcomm has locked in patents on a certain chipset-and-software system that is fast becoming the global standard for wireless communications. This translates into a steady, repeating revenue stream -- exactly what we want to see.

  Other accelerating-growth companies in the portfolio include America Online and JDS Uniphase, and health-care stocks VISX, MedImmune and Immunex.

  SPECIAL SITUATIONS Special-situation companies make up the final group. Special situations are companies that may be going through restructurings or have new management or processes. With special-situation stocks, we must be able to identify a catalyst that could allow the company to evolve into an accelerating-growth or stable-growth stock.

  We're willing to hold up to 15 percent of assets in special situations, but right now, we hold just one special-situation stock: Tyco International, a consolidator of manufacturing, health care and other industries. Tyco's management has repeatedly displayed an outstanding ability to integrate disparate areas. Acquisitions can be tough business, but Tyco sets the standard of how to translate acquisitions into earnings growth. Despite concerns

PERFORMANCE UPDATE

surrounding accounting issues, which surfaced after the fiscal year period, we continue to have conviction in the company's ability to deliver above-average results.

Q     YOU USE THE SECTOR WEIGHTINGS OF THE RUSSELL 1000 GROWTH INDEX AS A GUIDE
IN CRAFTING THE PORTFOLIO. COULD YOU TELL US MORE ABOUT HOW AND WHY YOU DO THIS?

A     The Russell 1000 Growth index is a large pool of large-cap growth stocks.
The index includes stocks from a variety of sectors. We use the sector weightings of the index (generally plus or minus five percent) as a guide for creating a portfolio that's thoroughly diversified across the growth-stock universe. What's more, this strategy allows us to focus our efforts on where we believe we can add the most value: on individual, bottom-up stock selection.

Q     VALERIE AND GEORGE, YOU BECAME THE CO-LEAD MANAGERS OF THE FUND IN
FEBRUARY 1999, ABOUT HALFWAY THROUGH THE FUND'S FISCAL YEAR. COULD YOU BRIEFLY DISCUSS THE TRANSITION PROCESS, HIGHLIGHTING ANY KEY "BEFORE-AND-AFTER" POINTS?

A     First, let's talk about what's the same: Kemper Growth Fund continues to seek long-term growth of capital, investing primarily in a diversified portfolio of quality, domestic large-cap stocks. Many of the fund's holdings remain unchanged. For instance, nine of the fund's current top 10 holdings were also in the portfolio at the end of the previous fiscal year.

  There are some differences in the fund. Notably, the fund includes fewer holdings. At the start of the fiscal year, the fund held 76 stocks; now it holds
60. As we discussed, we believe in investing with conviction. We want to establish meaningful positions in the stocks that meet our exacting criteria. Also, our use of the Russell 1000 Growth Index as a guide for creating a well-diversified portfolio resulted in changes to the overall complexion of the portfolio. The fund holds fewer financial services stocks and more consumer staples and consumer discretionary stocks.

  Throughout the transition process, we remained very aware of capital-gains considerations. Capital gains are par for the course when it comes to capital appreciation and long-term growth, but we recognize that shareholders don't want to incur undue tax liability.

Q     WHAT WORKED OUT WELL FOR THE FUND?

A     Our technology stocks and media stocks contributed powerful gains.
Especially when it comes to technology, we believe that the best route is to target the absolute top-notch companies and leave the rest behind. This guiding principle led us to Cisco Systems, EMC Corp., Linear Technology, Microsoft, Intel, Sun Microsystems. These stocks benefited performance tremendously.

  Within the media group, we reaped solid gains from Univision Communications and Clear Channel Communications. Univision is a leading provider of Spanish-language broadcast and television services, for which there is a considerable and profitable market. Clear Channel Communications offers diversified operations that include radio and television stations, as well as outdoor advertising. While it might not be immediately apparent, Clear Channel is a beneficiary of the Internet, thanks to the fact that many start-up Internet companies favor cost-efficient radio advertising over other options.

  In more general terms, the market favored our large-cap growth discipline during the first half of the fiscal year. Also, in the third quarter of 1999, we were well served by our adherence to our investment style. As we discussed, in the second quarter, investors flocked to smaller companies, value stocks and -- quite illogically -- lower-quality companies. We firmly believed that a rally in fundamentally weak companies was unsustainable, and we chose to batten the hatches rather than stray from our philosophy. Time affirmed our conviction, and quality quickly came back.

Q     DESPITE THE FUND'S GAINS, WERE THERE FACTORS THAT HINDERED PERFORMANCE?

A     The fund did slow its pace during the second quarter of 1999. In addition to the market's shift to value and smaller-cap names, our quality-focused approach was at odds with the overall market sentiment. Many of our holdings met -- or exceeded -- earnings expectations, only to see their prices decline.

  Consumer-staple stocks, such as Colgate-Palmolive and PepsiCo, hindered performance during the year. These companies, while fundamentally strong, continue to grapple with their emerging-markets exposure.

  There were also stocks that fell short of the confidence they initially inspired. These include Consolidated Stores, Kroger and Rite-Aid. Their earnings shortfalls alerted us to longer-term problems, and we've sold them out of the portfolio. Also, exposure to Philip Morris Companies clipped overall gains. We just don't have the conviction

PERFORMANCE UPDATE

that its management will be able to turn things around in a reasonable time, and we've eliminated it from the fund.

Q     THE FEDERAL RESERVE BOARD HAS INCREASED INTEREST RATES TWICE THIS YEAR.
HOW HAS THE RISING-RATE ENVIRONMENT IMPACTED THE FUND? HAVE YOU MADE CHANGES TO THE PORTFOLIO BECAUSE OF INTEREST RATES?

A     A rising-rate climate typically takes a toll on growth stocks. That's because rising rates often signal an accelerating economy, a scenario that usually drives investors toward more-cyclical stocks. The current rate uncertainty has caused the portfolio to struggle during points of the fiscal year.

  While we're certainly closely monitoring and researching how economic trends could impact individual companies, we're not going to let short-term macroeconomic fluctuations drive our investment discipline. Regardless of changes in the interest-rate environment, we believe our job is the same: seek growth stocks with top-notch fundamentals and earnings potential.

  Let's look at an example: Recently, we eliminated two mortgage lenders, Fannie Mae and Freddie Mac, from the portfolio. We didn't get rid of them because they were financial service companies. We looked at each company's fundamentals and determined that it would be unlikely that these companies would sustain their momentum. But, in keeping with our theme of disciplined diversification, we increased our exposure to American Express and Capital One Financial, two companies offering more attractive long-term growth rates.



Q     EVERYONE'S TALKING ABOUT THE INTERNET, AND INTERNET COMPANIES. IS THE FUND
PARTICIPATING IN THE GROWTH OF THE INTERNET AND E-COMMERCE?

A     The fund is participating in the Internet revolution, but in a manner that is consistent with our investment discipline. We're not investing in the untested, trendy ".com" stocks. Instead, we've invested in leading technology companies, such as America Online (the dominant franchise in consumer Internet access), Sun Microsystems (computer hardware giant), Cisco Systems (networking leader) and Intel (semiconductor pioneer). Also, we've invested in established companies that are using innovative e-commerce and Internet strategies. These include Charles Schwab, Circuit City, The Gap, and Home Depot.

Q     DO YOU HAVE ANY CLOSING THOUGHTS FOR THE SHAREHOLDERS?

A     This past year has affirmed the importance of style consistency. At points during the fiscal year, our strategy fell out of favor, but we stayed the course. We were glad we did, as the market reversed and rewarded our discipline.

  We believe that in an investment climate characterized by short-term volatility, a long-term outlook is essential. We encourage shareholders to take such a long-term view. We continue to believe that quality large-cap domestic growth stocks offer excellent prospects.

PERFORMANCE UPDATE

KEMPER GROWTH FUND

 AVERAGE ANNUAL TOTAL RETURNS*

 For periods ended September 30, 1999 (adjusted for the maximum sales charge)

                                               1 YEAR   5 YEAR   10 YEAR   LIFE OF CLASS
---------------------------------------------------------------------------------------------------------
    KEMPER GROWTH FUND CLASS A                 27.46%   15.27%    12.69%       12.67%     (since 4/4/66)
---------------------------------------------------------------------------------------------------------
    KEMPER GROWTH FUND CLASS B                 30.77    15.32       N/A        13.92     (since 5/31/94)
---------------------------------------------------------------------------------------------------------
    KEMPER GROWTH FUND CLASS C                 34.19    15.66       N/A        14.26     (since 5/31/94)
---------------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]
KEMPER GROWTH FUND CLASS A

Growth of an assumed $10,000 investment in Class A shares from 12/31/78 to 9/30/99

                                                   KEMPER GROWTH FUND                                     STANDARD & POOR'S 500
                                                      CLASS A (1)             RUSSELL 1000 GROWTH+            STOCK INDEX++
                                                   ------------------         --------------------        ---------------------
12/31/78                                                   9429                       10000                       10000
                                                          13277                       13538                       11820
                                                          19130                       16974                       15634
                                                          16930                       19492                       14850
                                                          21840                       25059                       18034
                                                          27321                       29064                       22072
                                                          25368                       28787                       23418
12/31/85                                                  32197                       38245                       30825
                                                          36514                       44121                       36547
                                                          38606                       46462                       38410
                                                          42782                       51697                       44644
                                                          55940                       70268                       58647
                                                          58100                       70085                       56728
                                                          96942                       98935                       74015
12/31/92                                                  95431                      103881                       79649
                                                          96987                      106898                       87632
                                                          91253                      109737                       88789
                                                         120337                      150543                      122144
                                                         140005                      185352                      150194
                                                         163527                      241860                      200316
                                                         186784                      335470                      257077
9/30/99                                                  198074                      356938                      268238

                                  [LINE GRAPH]
KEMPER GROWTH FUND CLASS B

Growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 9/30/99

                                                   KEMPER GROWTH FUND                                     STANDARD & POOR'S 500
                                                      CLASS B(1)              RUSSELL 1000 GROWTH+            STOCK INDEX++
                                                   ------------------         --------------------        ---------------------
5/31/94                                                   10000                       10000                       10000
                                                           9765                       10529                       10229
12/31/95                                                  12743                       14444                       14072
                                                          14674                       17784                       17304
12/31/97                                                  16958                       23206                       23078
                                                          19159                       32188                       29618
9/30/99                                                   20047                       34248                       30904

                                  [LINE GRAPH]
KEMPER GROWTH FUND CLASS C

Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 9/30/99

                                                   KEMPER GROWTH FUND                                     STANDARD & POOR'S 500
                                                        CLASS C(1)            RUSSELL 1000 GROWTH+            STOCK INDEX++
                                                   ------------------         --------------------        ---------------------
5/31/94                                                   10000                       10000                       10000
                                                           9772                       10529                       10229
12/31/95                                                  12776                       14444                       14072
                                                          14717                       17784                       17304
12/31/97                                                  17046                       23206                       23078
                                                          19326                       32188                       29618
9/30/99                                                   20367                       34248                       30904

     RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

     * AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND, FOR CLASS A SHARES, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.75% AND FOR CLASS B SHARES, ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 3%, CLASS C SHARES HAVE NO ADJUSTMENT FOR SALES CHARGE. THE MAXIMUM CDSC FOR CLASS B SHARES IS 4%. FOR CLASS C SHARES, THERE IS A 1% CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

    (1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. WHEN REVIEWING THE PERFORMANCE CHART, PLEASE NOTE THAT THE INCEPTION DATE FOR THE RUSSELL 1000 GROWTH INDEX IS JANUARY 1, 1979. AS A RESULT, WE ARE NOT ABLE TO ILLUSTRATE THE LIFE OF FUND PERFORMANCE (SINCE APRIL 4, 1966) FOR KEMPER GROWTH FUND CLASS A SHARES. IN COMPARING KEMPER GROWTH FUND WITH THE INDICES, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

      +THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF COMMON
       STOCKS OF LARGER U.S. COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION AND REPRESENTS THE UNIVERSE OF STOCKS FROM WHICH EARNINGS/GROWTH MONEY MANAGERS TYPICALLY SELECT. SOURCE IS CDA WIESENBERGER.

     ++THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
       REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS CDA WIESENBERGER.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data shows the percentage of the common stocks in the portfolio that each sector represented on September 30, 1999, and on September 30, 1998.

                      [YEAR-TO-YEAR COMPARISON BAR GRAPH]

                                                                   KEMPER GROWTH FUND ON              KEMPER GROWTH FUND ON
                                                                          9/30/99                            9/30/98
                                                                   ---------------------              ---------------------
Technology                                                                 31.20                              35.00
Consumer non-durables                                                      23.20                              15.50
Health care                                                                16.70                              18.90
Capital goods                                                              11.60                               5.90
Communication services                                                     11.30                               0.00
Finance                                                                     5.00                              19.10
Energy                                                                      1.00                               0.00
Transportation                                                              0.00                               1.00
Basic materials                                                             0.00                               0.50
Utilities                                                                   0.00                               4.10

A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*

Data shows the percentage of the common stocks in the portfolio that each sector of Kemper Growth Fund represented on September 30, 1999, compared with the industry sectors that make up the fund's benchmark, the Russell 1000 Growth Index.

                         [RUSSELL COMPARISON BAR GRAPH]

                                                                   KEMPER GROWTH FUND ON           RUSSELL 1000 GROWTH INDEX ON
                                                                          9/30/99                            9/30/99
                                                                   ---------------------           ----------------------------
Technology                                                                 31.20                              39.50
Consumer non-durables                                                      23.20                              24.80
Health care                                                                16.70                              17.50
Capital goods                                                              11.60                               9.00
Communication services                                                     11.30                               3.50
Finance                                                                     5.00                               3.80
Energy                                                                      1.00                               0.40
Transportation                                                              0.00                               0.10
Basic materials                                                             0.00                               1.00
Utilities                                                                   0.00                               0.40

* THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF COMMON STOCKS OF LARGER U.S. COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION AND REPRESENTS THE UNIVERSE OF STOCKS FROM WHICH EARNINGS/GROWTH MONEY MANAGERS TYPICALLY SELECT.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 36.5 percent of the fund's portfolio on September 30, 1999

--------------------------------------------------------------------------------------
            HOLDINGS                                                           PERCENT
--------------------------------------------------------------------------------------
1.          MICROSOFT                     Develops, markets and supports a       5.8%
                                          variety of software, operating
                                          systems, language and application
                                          programs.
--------------------------------------------------------------------------------------
2.          INTEL                         Engaged in the design,                 4.9%
                                          development, manufacture and sale
                                          of advanced semiconductors and
                                          integrated circuits.
--------------------------------------------------------------------------------------
3.          CISCO SYSTEMS                 Large, comprehensive supplier of       4.7%
                                          routing software and related
                                          systems that direct the flow of
                                          data between local networks.
--------------------------------------------------------------------------------------

4.          GENERAL ELECTRIC              A broadly diversified company with     4.6%
                                          major businesses in power
                                          generators, appliances, lighting,
                                          plastics, medical systems,
                                          aircraft engines, financial
                                          services and broadcasting.
--------------------------------------------------------------------------------------

5.          PFIZER                        Global diversified research-based      3.3%
                                          health-care company that develops,
                                          manufactures and markets a wide
                                          variety of products for human and
                                          animal health care.
--------------------------------------------------------------------------------------

6.          SUN MICROSYSTEMS              A provider of high-performance         3.0%
                                          workstations, servers and
                                          networking software for the
                                          engineering, scientific,
                                          commercial and technical
                                          industries.
--------------------------------------------------------------------------------------
7.          CLEAR CHANNEL                 Owns and operates television and       2.7%
            COMMUNICATIONS                radio stations with a variety of
                                          formats.
--------------------------------------------------------------------------------------
8.          HOME DEPOT                    Operates retail stores carrying        2.6%
                                          building supplies and home-
                                          improvement products.
--------------------------------------------------------------------------------------

9.          WAL-MART                      Large, global retailer with            2.5%
                                          operations in the United States,
                                          Asia and Latin America. Wal-Mart
                                          operates Wal-Marts, Wal-Mart
                                          Supercenters, and Sam's Clubs.
                                          Sells branded merchandise under
                                          the Popular Mechanics, Better
                                          Homes & Gardens and Sam's American
                                          Choice labels.
--------------------------------------------------------------------------------------

10.         AMERICA ONLINE                Global leader in consumer on-line      2.4%
                                          services, including Internet
                                          access, e-mail, software, computer
                                          support and electronic
                                          periodicals. Owns Netscape
                                          Communications.
--------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER GROWTH FUND

PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1999
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
                                                                                            AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE
AGREEMENTS--1.7%
                                        (b)Lehman Bros.
                                           (held at Chase Manhattan Bank)
                                             dated 9/29/99, 5.13%, due 10/06/99          $  30,000       $   30,000
                                        (b)State Street Bank & Trust Co., dated
                                             9/30/99, 5.26%, due 10/01/99                   13,482           13,482
                                           ----------------------------------------------------------------------------
                                           TOTAL REPURCHASE AGREEMENTS--1.7%
                                           (Cost $43,482)                                                    43,482
                                           ----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
COMMON STOCKS                                                                               SHARES
-----------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--14.5%
DEPARTMENT & CHAIN STORES--8.5%
                                           CostCo Wholesale Corp.                          495,200           35,654
                                           Dayton Hudson Corp.                             540,300           32,452
                                           Gap Inc.                                        631,800           20,218
                                           Home Depot, Inc.                                985,800           67,651
                                           Wal-Mart Stores Inc.                          1,369,100           65,118
                                           ----------------------------------------------------------------------------
                                                                                                            221,093

RECREATIONAL PRODUCTS--3.3%
                                        (a)Electronic Arts Inc.                            631,900           45,734
                                           Hasbro, Inc.                                    811,000           17,386
                                        (a)Premier Parks, Inc.                             764,900           22,182
                                           ----------------------------------------------------------------------------
                                                                                                             85,302

RESTAURANTS--1.5%
                                           McDonald's Corp.                                897,600           38,597
                                           ----------------------------------------------------------------------------

SPECIALTY RETAIL--1.2%
                                           Circuit City Stores Inc.                        722,100           30,463
                                           ----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES--7.5%
FOOD & BEVERAGE--2.9%
                                           Coca-Cola Co., Inc.                           1,052,400           50,581
                                           PepsiCo Inc.                                    843,200           25,507
                                           ----------------------------------------------------------------------------
                                                                                                             76,088

PACKAGE GOODS/
COSMETICS--4.6%
                                           Colgate-Palmolive Co.                           992,800           45,421
                                           Estee Lauder Companies "A"                      520,700           20,340
                                           Procter & Gamble Co.                            553,300           51,872
                                           ----------------------------------------------------------------------------
                                                                                                            117,633
-----------------------------------------------------------------------------------------------------------------------

HEALTH--16.4%
BIOTECHNOLOGY--1.3%
                                        (a)Immunex Corp.                                   248,200           10,766
                                        (a)MedImmune, Inc.                                 233,300           23,250
                                           ----------------------------------------------------------------------------
                                                                                                             34,016

HEALTH INDUSTRY SERVICES--.6%
                                           IMS Health Inc.                                 708,600           16,165
                                           ----------------------------------------------------------------------------

MEDICAL SUPPLY &
SPECIALTY--2.8%
                                           Medtronic Inc.                                1,717,920           60,986
                                        (a)VISX Inc.                                       150,100           11,872
                                           ----------------------------------------------------------------------------
                                                                                                             72,858

PHARMACEUTICALS--11.7%
                                           Bristol-Myers Squibb Co.                        468,900           31,651
                                           Johnson & Johnson.                              538,900           49,511
                                           Merck & Co., Inc.                               955,000           61,896
                                           Pfizer, Inc.                                  2,351,300           84,500
                                           Schering-Plough Corp.                           707,100           30,847
                                           Warner-Lambert Co.                              633,800           42,068
                                           ----------------------------------------------------------------------------
                                                                                                            300,473

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
COMMON STOCKS                                                                               SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--2.1%
TELEPHONE/
COMMUNICATIONS
                                        (a)JDS Uniphase Corp.                              133,600       $   15,205
                                        (a)MCI WorldCom, Inc.                              533,100           38,317
                                           ----------------------------------------------------------------------------
                                                                                                             53,522
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL--4.9%
INSURANCE--2.1%
                                           American International Group, Inc.              624,100           54,258
                                           ----------------------------------------------------------------------------

CONSUMER FINANCE--1.8%
                                           American Express Credit Corp.                   183,700           24,731
                                           Capital One Finance Corp.                       562,800           21,949
                                           ----------------------------------------------------------------------------
                                                                                                             46,680

OTHER FINANCIAL
COMPANIES--1.0%
                                           Morgan Stanley, Dean Witter & Co.               288,700           25,748
                                           ----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

MEDIA--9.0%
ADVERTISING--2.1%
                                           Omnicom Group, Inc.                             517,300           40,964
                                        (a)Outdoor Systems, Inc.                           409,000           14,622
                                           ----------------------------------------------------------------------------
                                                                                                             55,586

BROADCASTING &
ENTERTAINMENT--5.8%
                                        (a)Clear Channel Communications, Inc.              883,800           70,593
                                        (a)Infinity Broadcasting Corp.                   1,039,900           30,482
                                           Time Warner Inc.                                172,000           10,449
                                        (a)Univision Communication Inc.                    469,800           38,230
                                           ----------------------------------------------------------------------------
                                                                                                            149,754

CABLE TELEVISION--1.1%
                                        (a)AT&T Corp - Liberty Media Group                 753,400           27,970
                                           ----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

SERVICE INDUSTRIES--4.9%
EDP SERVICES--4.1%
                                        (a)America Online Inc.                             600,200           62,421
                                           Electronic Data Systems Corp.                   422,100           22,345
                                        (a)PSINet, Inc.                                    570,600           20,524
                                           ----------------------------------------------------------------------------
                                                                                                            105,290

INVESTMENT--.8%
                                           Charles Schwab Corp.                            617,300           20,795
                                           ----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

DURABLES--1.9%
TELECOMMUNICATIONS
  EQUIPMENT
                                           Lucent Technologies Inc.                        740,200           48,020
                                           ----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

MANUFACTURING--9.6%
DIVERSIFIED MANUFACTURING--8.2%
                                           General Electric Co.                          1,005,200          119,179
                                           Textron, Inc.                                   484,800           37,511
                                           Tyco International Ltd. (New)                   524,560           54,161
                                           ----------------------------------------------------------------------------
                                                                                                            210,851

INDUSTRIAL SPECIALTY--1.4%
                                        (a)QUALCOMM Inc.                                   189,810           35,910
                                           ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



-----------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
COMMON STOCKS                                                                               SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--26.5%
COMPUTER SOFTWARE--5.8%
                                        (a)Microsoft Corp.                               1,637,200       $  148,269
                                        (a)Momentum Business Applications, Inc.             15,880              143
                                           ----------------------------------------------------------------------------
                                                                                                            148,412

DIVERSE ELECTRONIC
PRODUCTS--3.8%
                                        (a)Applied Materials, Inc.                         569,700           44,365
                                           Motorola Inc.                                   278,700           24,526
                                        (a)Teradyne Inc.                                   787,900           27,773
                                           ----------------------------------------------------------------------------
                                                                                                             96,664

EDP PERIPHERALS--2.0%
                                        (a)EMC Corp.                                       730,900           52,214
                                           ----------------------------------------------------------------------------

ELECTRONIC COMPONENTS/
DISTRIBUTORS--4.7%
                                        (a)Cisco Systems, Inc.                           1,785,050          122,387
                                           ----------------------------------------------------------------------------

ELECTRONIC DATA
PROCESSING--4.4%
                                           International Business Machines Corp.           304,200           36,922
                                        (a)Sun Microsystems, Inc.                          823,100           76,548
                                           ----------------------------------------------------------------------------
                                                                                                            113,470

SEMICONDUCTORS--5.8%
                                           Intel Corp.                                   1,705,000          126,703
                                           Linear Technology Corp.                         396,900           23,330
                                           ----------------------------------------------------------------------------
                                                                                                            150,033
-----------------------------------------------------------------------------------------------------------------------

ENERGY--1.0%
  OILFIELD SERVICES/
  EQUIPMENT
                                           Schlumberger Ltd.                               418,700           26,090
                                           ----------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS--98.3%
                                           (Cost $2,057,293)                                              2,536,342
                                           ----------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost $2,100,775)                                             $2,579,824
                                           ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security

(b) Repurchase agreements are fully collateralized by U.S. Treasury or U.S. Government agency securities. All collateral is held at the fund's custodian bank, State Street Bank, or at subcustodian banks, as indicated. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $2,105,857,000 for federal income tax purposes at September 30, 1999, the aggregate gross unrealized appreciation was $587,497,000, the aggregate gross unrealized depreciation was $113,530,000 and the net unrealized appreciation on investments was $473,967,000.

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1999
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $2,100,775)                                              $2,579,824
--------------------------------------------------------------------------
Cash                                                                     2
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  10,215
--------------------------------------------------------------------------
  Dividends and interest                                             1,387
--------------------------------------------------------------------------
  Fund shares sold                                                   7,052
--------------------------------------------------------------------------
Other assets                                                            59
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 2,598,539
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                              7,109
--------------------------------------------------------------------------
  Fund shares redeemed                                               9,212
--------------------------------------------------------------------------
  Accrued management fee                                             1,195
--------------------------------------------------------------------------
  Other accrued expenses                                             2,779
--------------------------------------------------------------------------
    Total liabilities                                               20,295
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $2,578,244
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Net unrealized appreciation on investments                      $  479,049
--------------------------------------------------------------------------
Undistributed net realized gain on investments                     281,199
--------------------------------------------------------------------------
Paid-in capital                                                  1,817,996
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $2,578,244
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($2,054,353 / 130,065 shares outstanding)                         $15.79
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $16.75
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($479,151 / 32,620 shares outstanding)                            $14.69
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($25,838 / 1,738 shares outstanding)                              $14.87
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($18,902 / 1,177 shares outstanding)                              $16.07
--------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------
  Dividends (net of foreign taxes withheld of $134)             $ 15,990
------------------------------------------------------------------------
  Interest                                                         2,542
------------------------------------------------------------------------
                                                                  18,532
------------------------------------------------------------------------
Expenses:
  Management fee                                                  14,408
------------------------------------------------------------------------
  Distribution services fees                                       4,423
------------------------------------------------------------------------
  Administrative services fees                                     5,978
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           8,730
------------------------------------------------------------------------
  Reports to shareholders                                            771
------------------------------------------------------------------------
  Auditing                                                            70
------------------------------------------------------------------------
  Legal                                                               20
------------------------------------------------------------------------
  Trustees' fees and expenses                                         52
------------------------------------------------------------------------
  Other                                                               33
------------------------------------------------------------------------
    Total expenses                                                34,485
------------------------------------------------------------------------
NET INVESTMENT LOSS                                              (15,953)
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------

Net realized gain on sales of investments:                       282,343
------------------------------------------------------------------------
  Foreign currency related transactions                                1
------------------------------------------------------------------------
                                                                 282,344
------------------------------------------------------------------------
Net unrealized appreciation during the period on:
  Investment securities                                          498,226
------------------------------------------------------------------------
Net gain on investment transactions                              780,570
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $764,617
------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                           YEAR ENDED
                                                                         SEPTEMBER 30,
                                                                --------------------------------
                                                                   1999                  1998
------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------
  Net investment loss                                           $  (15,953)              (11,043)
------------------------------------------------------------------------------------------------
  Net realized gain                                                282,344                74,710
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)             498,226              (354,991)
------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
  operations                                                       764,617              (291,324)
------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gains                                          (11,258)             (376,132)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital share
transactions                                                      (384,636)               49,412
------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                          368,723              (618,044)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------------

Beginning of year                                                2,209,521             2,827,565
------------------------------------------------------------------------------------------------
END OF YEAR                                                     $2,578,244             2,209,521
------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Growth Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end diversified management investment company organized as a Massachusetts business trust.

                             The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at value
                             determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to

NOTES TO FINANCIAL STATEMENTS

                             be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific fund are allocated to that fund. Other Trust expenses are allocated between the funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $14,408,000 for the year ended September 30, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended September 30, 1999 are $238,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended September 30, 1999 are $5,854,000, of which $339,000 was unpaid at
                             September 30, 1999.

NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the year ended September 30, 1999 are $5,978,000, of which $792,000 was unpaid at September 30, 1999. In addition $26,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $6,283,000 for the year ended September 30, 1999, of which $1,506,000 was unpaid at September 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the year ended September 30, 1999, the fund made no payments to its officers and incurred trustees' fees of $52,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended September 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $2,512,150

                             Proceeds from sales                       2,944,560

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                     YEAR ENDED                       YEAR ENDED
                                                                 SEPTEMBER 30, 1999               SEPTEMBER 30, 1998
                                                              -------------------------         -----------------------
                                                              SHARES          AMOUNT            SHARES         AMOUNT
                                       --------------------------------------------------------------------------------
                                       SHARES SOLD
                                        Class A                45,110       $   674,754          35,139       $ 492,843
                                       --------------------------------------------------------------------------------
                                        Class B                14,097           198,183          10,501         151,947
                                       --------------------------------------------------------------------------------
                                        Class C                 8,918           124,349           6,397          84,426
                                       --------------------------------------------------------------------------------
                                        Class I                   306             4,766             377           5,200
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDEND:
                                        Class A                   546             7,904          18,558         235,870
                                       --------------------------------------------------------------------------------
                                        Class B                   188             2,549           9,480         114,326
                                       --------------------------------------------------------------------------------
                                        Class C                     7                99             202           2,457
                                       --------------------------------------------------------------------------------
                                        Class I                     7                99             264           3,387
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (66,869)       (1,009,462)        (50,438)       (722,521)
                                       --------------------------------------------------------------------------------
                                        Class B               (17,907)         (254,202)        (16,452)       (224,449)
                                       --------------------------------------------------------------------------------
                                        Class C                (8,586)         (120,182)         (6,416)        (85,108)
                                       --------------------------------------------------------------------------------
                                        Class I                  (869)          (13,493)           (655)         (8,966)
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                10,799           162,773          13,910         209,783
                                       --------------------------------------------------------------------------------
                                        Class B               (11,534)         (162,773)        (14,699)       (209,783)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        FROM CAPITAL SHARES
                                        TRANSACTIONS                        $  (384,636)                      $  49,412
                                       --------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    LINE OF CREDIT                    The fund and several Kemper Funds (the
                                       "Participants") share in a $750 million
                                       revolving credit facility for temporary
                                       or emergency purposes, including the
                                       meeting of redemption requests that
                                       otherwise might require the untimely
                                       disposition of securities. The
                                       Participants are charged an annual
                                       commitment fee which is allocated pro
                                       rata among each of the Participants.
                                       Interest is calculated based on the
                                       market rates at the time of the
                                       borrowing. The fund may borrow up to a
                                       maximum of 33 percent of its net assets
                                       under the agreement.

FINANCIAL HIGHLIGHTS

                                          ---------------------------------------
                                                            CLASS A
                                          ---------------------------------------
                                                 YEAR ENDED SEPTEMBER 30,
                                           1999     1998    1997    1996    1995
                                          ---------------------------------------
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------
Net asset value, beginning of year        $11.72    15.47   17.21   16.07   12.93
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (.05)    (.01)     --     .12     .05
---------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)   4.18    (1.65)   2.61    2.74    3.27
---------------------------------------------------------------------------------
Total from investment operations            4.13    (1.66)   2.61    2.86    3.32
---------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     --       --      --     .04      --
---------------------------------------------------------------------------------
  Distribution from net realized gain        .06     2.09    4.35    1.68     .18
---------------------------------------------------------------------------------
Total dividends                              .06     2.09    4.35    1.72     .18
---------------------------------------------------------------------------------
Net asset value, end of year               15.79    11.72   15.47   17.21   16.07
---------------------------------------------------------------------------------
TOTAL RETURN                               35.29%  (11.78)  19.97   19.62   26.07
RATIOS TO AVERAGE NET ASSETS
Expenses                                    1.05%    1.04    1.06    1.07    1.17
---------------------------------------------------------------------------------
Net investment income (loss)                (.36)%   (.09)    .07     .65     .43
---------------------------------------------------------------------------------

                                          ----------------------------------------
                                                            CLASS B
                                          ----------------------------------------
                                                 YEAR ENDED SEPTEMBER 30,
                                           1999     1998    1997    1996    1995
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------
Net asset value, beginning of year        $11.03    14.83   16.82   15.85   12.88
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                       (.21)    (.16)   (.16)   (.09)   (.08)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)   3.93    (1.55)   2.52    2.74    3.23
----------------------------------------------------------------------------------
Total from investment operations            3.72    (1.71)   2.36    2.65    3.15
----------------------------------------------------------------------------------
Less distribution from net realized gain     .06     2.09    4.35    1.68     .18
----------------------------------------------------------------------------------
Net asset value, end of year              $14.69    11.03   14.83   16.82   15.85
----------------------------------------------------------------------------------
TOTAL RETURN                               33.77%  (12.73)  18.68   18.47   24.83
----------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------
Expenses                                    2.17%    2.14    2.13    2.05    2.17
----------------------------------------------------------------------------------
Net investment loss                        (1.48)%  (1.19)  (1.00)   (.33)   (.57)
----------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                          -------------------------------------------
                                                            CLASS C
                                          -------------------------------------------
                                                   YEAR ENDED SEPTEMBER 30,
                                          -------------------------------------------
                                           1999     1998    1997    1996    1995
-------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------
Net asset value, beginning of year
                                          $11.13    14.91   16.87   15.87   12.88
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                       (.18)    (.14)   (.13)   (.06)   (.07)
-------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)   3.98    (1.55)   2.52    2.74    3.24
-------------------------------------------------------------------------------------
Total from investment operations            3.80    (1.69)   2.39    2.68    3.17
-------------------------------------------------------------------------------------
Less distribution from net realized gain     .06     2.09    4.35    1.68     .18
-------------------------------------------------------------------------------------
Net asset value, end of year              $14.87    11.13   14.91   16.87   15.87
-------------------------------------------------------------------------------------
TOTAL RETURN                               34.19%  (12.50)  18.87   18.65   24.99
-------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------
Expenses                                    1.90%    1.98    1.99    1.95    2.03
-------------------------------------------------------------------------------------
Net investment loss                        (1.21)%  (1.03)   (.86)   (.23)   (.43)
-------------------------------------------------------------------------------------

                                          ------------------------------------------------
                                                              CLASS I
                                          ------------------------------------------------
                                             YEAR ENDED SEPTEMBER 30,
                                                                            JULY 3 TO
                                           1999     1998    1997    1996    SEPT. 30, 1995
                                          ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of period      $11.88    15.60   17.26   16.09       14.80
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       --      .05     .08     .19         .03
------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)   4.25    (1.68)   2.61    2.74        1.26
------------------------------------------------------------------------------------------
Total from investment operations            4.25    (1.63)   2.69    2.93        1.29
------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     --       --      --     .08          --
------------------------------------------------------------------------------------------
  Distribution from net realized gain        .06     2.09    4.35    1.68          --
------------------------------------------------------------------------------------------
Total dividends                              .06     2.09    4.35    1.76          --
------------------------------------------------------------------------------------------
Net asset value, end of period            $16.07    11.88   15.60   17.26       16.09
------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)              35.82%  (11.45)  20.51   20.19        8.72
------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------
Expenses                                     .71%     .65     .70     .64         .59
------------------------------------------------------------------------------------------
Net investment income (loss)                (.02)%    .30     .43    1.08         .92
------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED SEPTEMBER 30,
-----------------------------------------------------------------------------------------------------------------------------
                                              1999              1998              1997              1996              1995
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)   $2,578,244         2,209,521         2,827,565         2,738,303         2,503,301
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            97%              122               201               150                67
-----------------------------------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data for years ended September 30, 1999 and September 30, 1998 were determined based on average shares outstanding.

--------------------------------------------------------------------------------
 TAX INFORMATION
--------------------------------------------------------------------------------
The fund paid distributions of $0.06 per share from net long-term capital gains during its year ended September 30, 1999, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the fund designates $316,000,000 as capital gain dividends for its year ended 9/30/99, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Growth Fund as of September 30, 1999, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Growth Fund at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          November 18, 1999

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY
Trustee                           President

LEWIS A. BURNHAM                  PHILIP J. COLLORA
Trustee                           Vice President
                                  and Secretary
DONALD L. DUNAWAY
Trustee                           JOHN R. HEBBLE
                                  Treasurer
ROBERT B. HOFFMAN
Trustee                           ANN M. MCCREARY
                                  Vice President
DONALD R. JONES
Trustee
                                  KATHRYN L. QUIRK
THOMAS W. LITTAUER                Vice President
Trustee and Vice President

SHIRLEY D. PETERSON               LINDA J. WONDRACK
Trustee                           Vice President

CORNELLA SMALL                    MAUREEN E. KANE
Trustee and Vice President        Assistant Secretary

WILLIAM P. SOMMERS                CAROLINE PEARSON
Trustee                           Assistant Secretary

                                  BRENDA LYONS
                                  Assistant Treasurer

--------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
--------------------------------------------------------------------------------
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
--------------------------------------------------------------------------------
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTIONS, INC.
                                      222 South Riverside Plaza Chicago, IL
                                      60606-5808
                                      www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Growth Style prospectus.
KGF - 2 (11/23/99) 1094320